                         SECURITIES AND EXCHANGE COMMISSION
                                Washington, DC  20549


                                      FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)      July 25, 2000

                 Integrated Business Systems and Services, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


        South Carolina                   0-24031                  57-0910139
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
     of Incorporation)                                       Identification No.)


            115 Atrium Way, Suite 228, Columbia, South Carolina 29223
--------------------------------------------------------------------------------
          (Address, Including Zip Code, of Principal Executive Offices)


                                 (803) 736-5595
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         Integrated Business Systems and Services, Inc. ("IBSS") desires to report the following recent events:

         (a) On July 25, 2000, IBSS announced that, in order to assist IBSS's manufacturing customers optimize their shop floor operations, it will enter into a vertical integrator partner agreement with Symbol Technologies to market and integrate Symbol Technologies' wireless LAN, hand-held computing, and bar-code scanning products with IBSS's Synapse Manufacturing(TM) product. A copy of the News Release announcing the agreement with Symbol Technologies is attached hereto as Exhibit 99.1 (page 4 of 13).

         (b) On August 21, 2000, IBSS announced the appointment of William ("Bill") McMaster as its Chief Financial Officer and General Counsel to oversee IBSS's reporting, financial control, investor relations, treasury, and legal compliance functions and to coordinate all capital-raising and any merger, acquisition, or similar transactions. A copy of the News Release announcing the appointment of Bill McMaster as IBSS's Chief Financial Officer and General Counsel is attached hereto as Exhibit 99.2 (page 6 of 13).

         (c) On August 28, 2000, IBSS announced its certification of its enterprise application integration software, Synapse EAI+(TM), for EIGNER + PARTNER's axalant(TM) software, which offers a suite of web-based e-Engineering solutions. A copy of the News Release announcing the certification of Synapse EAI+(TM) for EIGNER + PARTNER's axalant(TM) software is attached hereto as
                  Exhibit 99.3 (page 8 of 13).

         (d) On September 6, 2000, IBSS announced that it filed a patent application in the United States Patent Trademark Office to protect intellectual property rights for its Synapse technology, which is an e-business software and systems integration product created to provide Application Service Provider enablement, B2X integration, web-based applications, and dynamic flexible solutions. A copy of the News Release announcing IBSS's filing of a patent application for its Synapse technology is attached hereto as Exhibit 99.4 (page 10 of 13).

         (e) On October 10, 2000, IBSS announced a strategic Original Equipment Manufacturer alliance with BRAIN North America, Inc., a leading provider of e-business technology specifically for automotive suppliers, to integrate IBSS's Synapse EAI+(TM) application integration technology with BRAIN North America, Inc.'s new e-Automotive(TM) technology applications. A copy of the News Release announcing the strategic alliance between IBSS and BRAIN North America, Inc. is attached hereto as
                  Exhibit 99.5 (page 12 of 13).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  Exhibit 99.1, News Release, dated July 25, 2000.

                  Exhibit 99.2, News Release, dated August 21, 2000.

                  Exhibit 99.3, News Release, dated August 28, 2000.

                  Exhibit 99.4, News Release, dated September 6, 2000.

                  Exhibit 99.5, News Release, dated October 10, 2000.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.



Date: October 18, 2000            By: /s/ William S. McMaster
                                     -------------------------------------------
                                     William S. McMaster
                                     Chief Financial Officer and General Counsel

                                        3